UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 19, 2008

                         Global Aircraft Solutions, Inc.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    000-28575                84-1108499
            ------                    ---------                ----------
(State or other jurisdiction of     (Commission               (IRS Employer
        incorporation)              File Number)            Identification No.)

                                 P.O. Box 23009
                                Tucson, AZ 85734
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (520) 294-3481
               --------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 19, 2008, Global Aircraft Solutions, Inc. ("Global") and its subsidiaries Hamilton Aerospace Technologies, Inc., World Jet Corporation and Hamilton Aerospace S.A. de C.V. (collectively the "Companies") failed to make required payments of principal due under three non-convertible secured debentures and two senior secured notes, all with Victory Park Master Fund, Ltd. (the "Lender") in the total amount of $7,121,316 (collectively the "Victory Park Loans"). As of December 19, 2008, the aggregate accrued and unpaid interest under the Victory Park Loans amounted to $258,109.84. The Victory Park Loans provide that a failure to pay any amount of principal, interest or late charges when due, if such failure continues for a period of at least five business days, constitutes an "Event of Default." Upon the occurrence of an Event of Default, among other things, the Interest Rate of the Victory Park Loans is increased to 25% per annum. The Company is currently in default for failure to make required payments of interest under the Victory Park Loans. As of December 19, 2008, the aggregate accrued but unpaid default interest under the Victory Park Loans is an amount equal to $426,282.71. Unless the Lender agrees to modify the Victory Park Loans or alternative financing can be obtained, the Company will also default on the requirement to pay the principal amounts due under the Victory Park Loans on December 29, 2008.

On December 22, 2008, the Companies received a notice of default from the Lender. The notice demands, among other things, immediate payment of all current outstanding principal, interest and other amounts due under the Victory Park Loans.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) Director Resignation.

On December 21, 2008, Michael Hannley notified Global that due to increased demands on his time resulting from challenges facing the financial industry, he could no longer devote the time necessary to serve on Global's Board of Directors. Accordingly, Mr. Hannley tendered, and Global accepted, his resignation from Global's Board of Directors effective immediately.

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits.

99.1 Notice of Events of Default and Reservation of Rights, dated December 22, 2008, from Victory Park Credit Opportunities Master Fund, Ltd. to Global, Hamilton Aerospace Technologies, Inc., World Jet Corporation and Hamilton Aerospace Mexico S.A. de C.V.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Global Aircraft Solutions, Inc.:
                                          (Registrant)

Date:  December 24, 2008                  By:   /s/ John Sawyer
                                                --------------------------------
                                                Name: John Sawyer
                                                Title: President